Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MONY Holdings, LLC on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Daddario, Chief Financial Officer of MONY Holdings, LLC, hereby certify to the best of my knowledge and belief that (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MONY Holdings, LLC.

Date: August 14, 2003

/s/ RICHARD DADDARIO
Richard Daddario
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to MONY Holdings, LLC and will be retained by MONY Holdings, LLC and furnished to the Securities and Exchange Commission or its staff upon request.

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